UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under §240.14a-12

Nikola Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[Statement issued on March 29, 2024]

Nikola Corporation vehemently protects our company and reputation. In the summer of 2023, an agreement was executed between Nikola and EMBR, a company majority owned by Dave Sparks (aka “Heavy D”) and attorney Cole Cannon. Nikola agreed to sell the Badger and powersports related assets, which included certain intellectual property and some physical prototypes.

Subsequently, Mr. Sparks and Mr. Cannon, along with Trevor Milton, Nikola’s disgraced founder and a convicted felon, launched a comprehensive campaign to take over the company’s board of directors, using EMBR as a vehicle for garnering attention. This occurred after Mr. Sparks and Mr. Cannon agreed, as part of the EMBR arrangement, that Mr. Milton would not be involved in any way, directly or indirectly, with the Badger or powersports assets. The agreement specifically states that Mr. Milton was to have zero involvement with EMBR or the assets it had purchased as the company felt strongly that he had caused enough reputational, financial, and operational damage to Nikola. The agreement also prohibits EMBR from using Nikola’s name and trademarks, other than those that were made part of the deal.

It is clear via social media and SEC filings that these provisions of the agreement were not adhered to, and as a result legal action is being taken against EMBR, Mr. Cannon and Mr. Sparks, as well as Mr. Milton. The Nikola team will aggressively pursue its rights and continue our mission to decarbonize the trucking industry.

Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the “Company” or “Nikola”). Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements include but are not limited to: the Company’s plans to pursue legal action against EMBR and Trevor Milton. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: the outcome of legal, regulatory and judicial proceedings to which the Company is, or may become a party; and the factors, risks and uncertainties described in the “Risk Factors” section of the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2023 filed with the SEC, in addition to the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
Nikola intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Nikola’s 2024 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY NIKOLA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Nikola free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Nikola are also available free of charge in the “Investor Relations—SEC Filings & Financials—SEC Filings” section of Nikola’s website at nikolamotor.com/sec-filings/.

Participants
Nikola, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from the Company’s stockholders in connection with a solicitation by Nikola.
Information about Nikola’s executive officers and directors, including compensation, is set forth in the sections entitled “Election of Directions—Director Nominees,” “Executive Compensation,” including “Executive Compensation—Compensation Discussion and Analysis,” and “Corporate Governance—Director Compensation” of Nikola’s definitive proxy statement for its 2023 Annual Meeting of Stockholders, filed with the SEC on April 25,

2023 (the “2023 Proxy Statement”), as well as its Current Reports on Form 8-K filed with the SEC on April 28, 2023, August 4, 2023, August 18, 2023, September 1, 2023, September 19, 2023, September 21, 2023, November 17, 2023, December 15, 2023, February 2, 2024, February 16, 2024, February 21, 2024 and March 4, 2024.
As of March 29, 2024, each Participant set forth below beneficially owned less than 1% of the Company’s common stock. Information about the ownership of the Company’s common stock by Nikola’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the 2023 Proxy Statement. To the extent holdings by the directors and executive officers of Nikola securities reported in the 2023 Proxy Statement have changed, such changes have been reflected in Forms 3 and 4 filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive proxy statement for its 2024 Annual Meeting of Stockholders, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investor Relations—SEC Filings & Financials—SEC Filings” section of Nikola’s website at nikolamotor.com/sec-filings/.

Directors and Nikola’s Director Nominees*	Security Ownership of Directors and Nikola’s Director Nominees	Certain Officers and Other Employees*^	Security Ownership of Executive Officers
Steven M. Shindler (Chair)	Form 4s filed on April 26, 2023 and August 7, 2023	Thomas B. Okray (Chief Financial Officer)	Form 3 filed on March 6, 2024
Stephen J. Girsky	Form 4s filed on April 26, 2023 and August 7, 2023	Mary S. Chan (Chief Operating Officer)	Form 3 filed on October 11, 2023 as amended on February 13, 2024, Form 4 filed on October 27, 2023, and Form 4 filed on March 7, 2024
Michael L. Mansuetti	Form 4 filed on April 26, 2023	Dirk Ole Hoefelmann (President – Energy)	Form 3 filed on February 14, 2024, and Form 4 filed on March 7, 2024
Jonathan M. Pertchik	Form 3 filed on December 18, 2023 and Form 4 filed on December 18, 2023	Joseph R. Pike (Chief Human Resources Officer)	Form 4s filed on August 11, 2023 and March 7, 2024
Mary L. Petrovich	Form 4 filed on April 26, 2023	Britton M. Worthen (Chief Legal Officer and Secretary)	Form 4s filed on August 11, 2023 and March 7, 2024
Bruce L. Smith	Form 4 filed on April 26, 2023
Carla M. Tully	Form 3 filed on February 23, 2024
John C. Vesco	Form 3 filed on September 7, 2023 and Form 4 filed on October 27, 2023
Andrew M. Vesey	Form 4 filed on April 26, 2023
* The business address is 4141 E Broadway Road, Phoenix, Arizona 85040.

^ Excludes Stephen J. Girsky, Nikola’s President and Chief Executive Officer, who is listed under “Directors and Director Nominees.”